Condensed Consolidated Balance Sheets (Current Period Unaudited) (Parentheticals) - USD ($) $ / shares in Thousands, $ in Thousands	Mar. 31, 2021	Dec. 31, 2020
Accounts receivable, allowance	$ 71	$ 93
Fixed assets, accumulated depreciation	$ 580	$ 554
Common stock, no par value (in dollars per share)	$ 0	$ 0
Common stock, shares authorized (in shares)	100,000,000	100,000,000
Common stock, shares issued (in shares)	64,385,806	61,975,748
Common stock, shares outstanding (in shares)	64,385,806	61,975,748